                                                Filed Pursuant to Rule 424(b)(2)
                                Registration Statement Nos. 33-4097 and 33-33011



               SUPPLEMENT NO. 17 TO PROSPECTUS SUPPLEMENT DATED
             AUGUST 14, 1995 AND PROSPECTUS DATED FEBRUARY 9, 1990

                           COOPER INDUSTRIES, INC.

                       SECOND SERIES MEDIUM-TERM NOTES

                          ISSUE DATE October 30, 1995


                                                                INTEREST RATE
  MATURITY DATE                                                   PER ANNUM
  -------------                                                 -------------
 October 30, 2002                                                    6.39%



ISSUED AT 100% OF AGGREGATE PRINCIPAL AMOUNT.
NOT REDEEMABLE PRIOR TO MATURITY.
ISSUE INITIALLY IN BOOK ENTRY FORM.

The aggregate principal amount of this offering is $25,000,000.00 and relates only to Supplement No. 17. To date, including this offering, an aggregate of $425,150,000.00 Second Series Medium-Term Notes has been issued.